VIRTUS ETF TRUST II N-14

Exhibit 99.17(c)

ZEVENBERGEN FUNDS C/O U.S. BANCORP 777 EAST WISCONSIN AVENUE MILWAUKEE, WI 53202

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above

3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Prospectus/Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Prospectus/Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00327-S38681	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain

1.	To approve the Agreement and Plan of Reorganization between Advisor Managed Portfolios, on behalf of Zevenbergen Growth Fund (the “Acquired Fund”), and Virtus ETF Trust II, on behalf of Virtus Zevenbergen Innovative Growth ETF (the “Acquiring Fund”), providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of all of the Acquired Fund’s liabilities by the Acquiring Fund and shares of such Acquiring Fund, followed by the complete liquidation of the Acquired Fund.	☐	☐	☐

2.	To act upon such other matters as may properly come before the Special Meeting.

This proxy is solicited on behalf of the Board of Trustees of Advisor Managed Portfolios. The Board unanimously recommends that you vote “FOR” the proposal. The proxy will be voted as specified by the undersigned. If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Fund with and into Virtus Zevenbergen Innovative Growth ETF. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held on July 28, 2026.

The Proxy Statement for this Meeting is available at:

www.proxyvote.com

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE

INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR

VOTE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

T00328-S38681

ZEVENBERGEN GROWTH FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 28, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares of the above named Fund and appoints Eric McCormick, Russell Simon, and Ryan Charles (collectively or individually), as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at the offices of U.S. Bank Global Fund Services at 2020 E. Financial Way, Suite 100, Glendora, California 91741, at 11:00 a.m. (PT) on July 28, 2026, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE.

THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

ZEVENBERGEN FUNDS
C/O U.S. BANCORP

777 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202

To vote by Internet

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Prospectus/Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00329-S38681	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:		For	Against	Abstain

1.	To approve the Agreement and Plan of Reorganization between Advisor Managed Portfolios, on behalf of Zevenbergen Genea Fund (the “Acquired Fund”), and Virtus ETF Trust II, on behalf of Virtus Zevenbergen Discovery Growth ETF (the “Acquiring Fund”), providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for the assumption of all of the Acquired Fund’s liabilities by the Acquiring Fund and shares of such Acquiring Fund, followed by the complete liquidation of the Acquired Fund.	☐	☐	☐

2.	To act upon such other matters as may properly come before the Special Meeting.

This proxy is solicited on behalf of the Board of Trustees of Advisor Managed Portfolios. The Board unanimously recommends that you vote “FOR” the proposal. The proxy will be voted as specified by the undersigned. If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the Fund with and into Virtus Zevenbergen Discovery Growth ETF. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to be held on July 28, 2026.

The Proxy Statement for this Meeting is available at:

www.proxyvote.com

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE

INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR

VOTE.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

T00330-S38681

ZEVENBERGEN GENEA FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 28, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares of the above named Fund and appoints Eric McCormick, Russell Simon, and Ryan Charles (collectively or individually), as proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Special Meeting of Shareholders (“Meeting”) to be held at the offices of U.S. Bank Global Fund Services at 2020 E. Financial Way, Suite 100, Glendora, California 91741, at 11:00 a.m. (PT) on July 28, 2026, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE.

THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.